Exhibit 10.23

              AMENDMENT TO DISTRIBUTORSHIP AGREEMENT


For their mutual benefit, the undersigned parties, Trex Medical Corporation, acting on behalf of its Lorad division (hereinafter referred to as "Trex") and United States Surgical Corporation (hereinafter referred to as "USSC") hereby agree to the following amendment to their Distributorship Agreement dated October 20, 1995 (the "Agreement").

I.    Amendment  to  Agreement.   The  following   provisions  are
      hereby made a part of this Agreement, and shall supersede any inconsistent provision thereof to the extent of the inconsistency:

1. Trex hereby grants to USSC the exclusive worldwide right to distribute Tables (i.e., any and all prone steroguide tables, to include ABBI, Trex, Lorad and any other brand table manufactured by Trex).

2. USSC agrees to purchase **** Tables per month beginning in ************ up to and including *************.

3. USSC shall purchase a minimum of **** Tables for ***********. It is acknowledged by both parties that through ******* ***************, ***** systems had been shipped toward this goal.

4. USSC will retain its exclusivity rights under the Agreement if the purchase goals in sections 2 and 3 above are satisfied.

5. Lorad agrees to inform its distributors worldwide that USSC is now the exclusive agent to sell Tables and agrees to work with these distributors to foster a spirit of cooperation between the distributors and USSC, Auto Suture Companies and its international distributors. The parties hereto shall coordinate said notification, which will be made immediately upon the signing of this Amendment, but will allow for a 30 day grace period for Lorad distributors to conclude ongoing sales activities.

6. Trex's sales force shall sell a minimum of ***** Tables (to be purchased by third parties from USSC) during *************. If Trex's sales force fails to sell at least ***** Tables, Trex shall, at USSC's option, either
      ************************************
      ************************************************************************
      ************************************************************************
      **************************************************.     Sales
      goals    and    territorial    responsibilities    will    be
      *************************************,  and  designated  Trex sales personnel will be given independent transactional authority under general USSC guidelines.

7.    USSC and  Trex  agree  that at the  ************************
      they     will      negotiate     in     good     faith     to
      ************************************************************
      *********.

8. Commencing ***********, all ABBI unit pricing will be at ********. When available, the new USSC/Trex units will be priced at ******** per unit and the ABBI upgrade kit will be priced at ****** per unit. Projected availability of the new platform and upgrade kit is *********. Such new platform units shall carry the trademark designations of both parties hereto. All of the Table systems will also include an additional charge of $****** for table installation services. Payment terms shall be
      *************************** *********.

9. USSC hereby grants Trex *********** sales agency on USSC's MIBB line of products. The Parties will agree on minimum purchases to be made by Trex from USSC in good faith following Clinical Acceptance (defined below).

10. Trex will receive a *** royalty on MIBB DLU sales during the first *** months of commercial availability. Thereafter, the royalty rate shall be reduced to *** for the next ***** years. Trex will also receive a *** royalty on all sales of USSC disposable products marketed and sold by USSC for use in biopsy and therapeutic applications with ABBI, MIBBs or Sonopsy, or with future generations of ABBI, MIBBs or Sonopsy, or like systems for breast care (with the exception of core needle biopsies of 12 gauge or smaller) sold for a period of ******** from the date of the signing of this Amendment.

11. Trex may purchase USSC's MIBB Drivers. Pricing for such Drivers during ****** shall be at ************************. Pricing thereafter shall be subject to ************
      ******************.

12.    Trex agrees that it shall
      ************************************************
      *********** Trex will also
      *********************************************************************
      ***************************************.
      USSC agrees that,  other than as permitted  herein,  it shall
      ******************************* ************************.

13.   Upon Clinical Acceptance, Trex agrees that it shall also not
      ***********************
      ************************************************************************
      ************************************************************************
      ***********.

14. Upon Clinical Acceptance, Trex will, as USSC directs, install USSC's MIBB drivers on prone Tables purchased by USSC from Trex pursuant to this Amendment. These drivers will be provided to Trex at ************.

15. "Clinical Acceptance," as used in this Amendment, means that the parties have received reports of positive results for a period of at least 30 days from 5 mutually agreed-upon sits where MIBB systems have been installed with upright stereotactic units. Within one week after the conclusion of said 30-day period, Trex shall inform USSC whether or not it accepts the said reports as satisfactory. If within said week Trex notifies USSC that the reports are not acceptable to Trex, or if Trex does not provide any notice to USSC of its decision, USSC will be free to
      **************************    without thereby being in
      violation of the Agreement or this Amendment.

16. The Parties intend to provide Sonopsy systems as an add-on to the prone Table as well as to the upright mammography systems. The parties will cooperate to assist in this development promptly and will commercially launch the product upon technical and clinical market acceptance.

17.   Trex Applications Support Services will continue per the Agreement.

18. Regarding Trex Field Sales Support Services; USSC will reimburse **************, for Trex's ******************* field sales organization, through **************. ********** expense guidelines will be followed. Expenses per ************* field sales organization representative will not be reimbursed above ************ per quarter. No reimbursements will be provided after ****************.

II. Other Terms and Conditions. All other terms and conditions of the Agreement (as previously amended), not inconsistent herewith, shall continue in full force and effect.

Accepted and agreed to:

UNITED STATES SURGICAL CORPORATION

By:           /s/Eitan Nahum_________

Title:        Vice President__________

Date:         March 26, 1998________

TREX MEDICAL CORPORATION


By:          /s/Curt Mills____________

Title:       Vice President Sales MIT__

Date:        March 26, 1998_________


By:______/s/John Brenna_________

Title:         President______________

Date:         March 26, 1998________


TXM #6888